Exhibit 10.1

AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

THIS AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into this __ day of January 2012 by and between Silicon Valley Bank (“Bank”) and Lantronix, Inc., a Delaware corporation (“Borrower”) whose address is 167 Technology Drive, Irvine, California  92618.

Recitals

A.           Bank and Borrower have entered into that certain Loan and Security Agreement with an Effective Date of May 23, 2006 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).

B.           Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.           Borrower has requested that Bank further amend the Loan Agreement, as herein set forth, and Bank has agreed to the same, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth herein.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.           Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.           Amendments to Loan Agreement.

2.1           Modified Availability.  Section 2.1.1(a) of the Loan Agreement is hereby amended in its entirety to read as follows:

(a)           Availability.  Subject to the terms and conditions of this Agreement and to deduction of Reserves, Bank shall make Advances not exceeding the Availability Amount.  Amounts borrowed hereunder may be repaid and, prior to the Revolving Line Maturity Date, reborrowed, subject to the applicable terms and conditions precedent herein. Notwithstanding the foregoing, the amount of outstanding Advances under this Agreement and that certain Loan and Security Agreement (Exim Program) between Borrower and Bank of approximate even date herewith shall not exceed $4,000,000 in the aggregate.

2.2           Modified Letters of Credit Sublimit.  Section 2.1.2 of the Loan Agreement is hereby amended in its entirety to read as follows:

2.1.2           Letters of Credit Sublimit.  [Omitted].

2.3           Modified Foreign Exchange Sublimit.  Section 2.1.3 of the Loan Agreement is hereby amended in its entirety to read as follows:

2.1.3           Foreign Exchange Sublimit.  [Omitted].

2.4           Modified Cash Management Services Sublimit.  Section 2.1.4 of the Loan Agreement is hereby amended in its entirety to read as follows:

2.1.4           Cash Management Services Sublimit.  [Omitted].

2.5           Modified Overall Aggregate Sublimit.  Section 2.1.5 of the Loan Agreement is hereby amended in its entirety to read as follows:

2.1.5           Overall Aggregate Sublimit.  [Omitted].

2.6           Modified Overadvances.  Section 2.2 of the Loan Agreement is hereby amended in its entirety to read as follows:

2.2           Overadvances.  If, at any time, the outstanding principal amount of any Advances exceeds the lesser of either the Maximum Revolving Line or the Borrowing Base (such excess being an “Overadvance”), Borrower shall immediately pay to Bank in cash such Overadvance.  Without limiting Borrower’s obligation to repay Bank any amount of the Overadvance, Borrower agrees to pay Bank interest on the outstanding amount of any Overadvance, on demand, at the Default Rate.

2.7           Modified Interest Rate.  Section 2.3(a) of the Loan Agreement is hereby amended in its entirety to read as follows:

(a)           Interest Rate.

(i)           Advances.  Subject to Section 2.3(b), the principal amount outstanding under the Revolving Line shall accrue interest at a per annum rate equal to the greater of 1.00% percentage points above the Prime Rate or 5.00%, which interest shall be payable monthly.  Notwithstanding the foregoing, and subject to Section 2.3(b), if Borrower achieves two consecutive fiscal quarters of EBITDA greater than $1.00 (commencing with the fiscal quarter ending September 30, 2011 or any fiscal quarter ending thereafter), and only for so long as Borrower maintains EBITDA greater than $1.00 at the end of each subsequent fiscal quarter, then the principal amount outstanding under the Revolving Line shall accrue interest at a per annum rate equal to 0.50% percentage points above the Prime Rate, which interest shall be payable monthly.  The foregoing decrease (or subsequent increase, if applicable) shall go into effect on the first day of the month immediately following Bank’s receipt, review and approval of Borrower’s financial statements evidencing that an adjustment is warranted.  If, based on the EBITDA as shown in Borrower’s financial statements there is to be an increase in the interest rate, the interest rate increase may be put into effect by Bank as of the first day of the month immediately following the date on which such financial statements were due, even if the delivery of the financial statements is delayed.

(ii)           Term Loan.  Subject to Section 2.3(b), the principal amount outstanding under the Term Loan shall accrue interest at a per annum rate equal to 3.00% percentage points above the Prime Rate, which interest shall be payable monthly.  Notwithstanding the foregoing, and subject to Section 2.3(b), if Borrower achieves two consecutive fiscal quarters of EBITDA greater than $1.00 (commencing with the fiscal quarter ending September 30, 2011 or any fiscal quarter ending thereafter), and only for so long as Borrower maintains EBITDA greater than $1.00 at the end of each subsequent fiscal quarter, then the principal amount outstanding under the Term Loan shall accrue interest at a per annum rate equal to 1.50% percentage points above the Prime Rate, which interest shall be payable monthly.  The foregoing decrease (or subsequent increase, if applicable) shall go into effect on the first day of the month immediately following Bank’s receipt, review and approval of Borrower’s financial statements evidencing that an adjustment is warranted.  If, based on the EBITDA as shown in Borrower’s financial statements there is to be an increase in the interest rate, the interest rate increase may be put into effect by Bank as of the first day of the month immediately following the date on which such financial statements were due, even if the delivery of the financial statements is delayed.

2.8           Modified Letter of Credit Fees.  Section 2.4(b) of the Loan Agreement is hereby amended in its entirety to read as follows:

(b)           Letter of Credit Fee.  [Omitted]; and

2.9           Modified Collateral Monitoring Fee.  Section 2.4(e) of the Loan Agreement is hereby amended in its entirety to read as follows:

(e)           Collateral Monitoring Fee.  A monthly collateral monitoring fee of $2,000, payable in arrears on the last day of each month (prorated for any partial month at the beginning and upon termination of this Agreement) in which Borrower has Hard Credit Extensions outstanding during such month equal to or greater than $1,000,000; otherwise, a monthly collateral monitoring fee of $500, payable in arrears on the last day of each month (prorated for any partial month at the beginning and upon termination of this Agreement); and

2.10           Modified Grant of Security Interest.  Section 4.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

4.1           Grant of Security Interest.  Borrower hereby grants Bank, to secure the payment and performance in full of all of the Obligations, a continuing security interest in, and pledges to Bank, the Collateral, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof. Borrower represents, warrants, and covenants that the security interests granted herein are and shall at all times continue to be first priority perfected security interests in the Collateral (subject only to Permitted Liens that may have superior priority to Bank’s Lien under this Agreement).  If Borrower shall acquire a commercial tort claim, Borrower shall promptly notify Bank in a writing signed by Borrower of the general details thereof and grant to Bank in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to Bank.

Borrower acknowledges that it previously has entered, and/or may in the future enter, into Bank Services Agreements with Bank.  Regardless of the terms of any Bank Services Agreement, Borrower agrees that any amounts Borrower owes Bank thereunder shall be deemed to be Obligations hereunder and that it is the intent of Borrower and Bank to have all such Obligations secured by the first priority perfected security interest in the Collateral granted herein (subject only to Permitted Liens that may have superior priority to Bank’s Lien in this Agreement).

If this Agreement is terminated, Bank’s Lien in the Collateral shall continue until the Obligations (other than inchoate indemnity obligations) are satisfied in full, and at such time, Bank shall, at Borrower’s sole cost and expense, terminate its security interest in the Collateral and all rights therein shall revert to Borrower.  In the event (x) all Obligations (other than inchoate indemnity obligations), except for Bank Services, are satisfied in full, and (y) this Agreement is terminated, Bank shall terminate the security interest granted herein upon Borrower providing cash collateral acceptable to Bank in its good faith business judgment for Bank Services, if any.  In the event such Bank Services consist of outstanding Letters of Credit, Borrower shall provide to Bank cash collateral in an amount equal to 105% of the Dollar Equivalent of the face amount of all such Letters of Credit plus all interest, fees, and costs due or to become due in connection therewith (as estimated by Bank in its good faith business judgment), to secure all of the Obligations relating to such Letters of Credit.

This Agreement may be terminated prior to the Revolving Maturity Date by Borrower, effective three (3) Business Days after written notice of termination is given to Bank or if Bank’s obligation to fund Credit Extensions terminates pursuant to the terms of Section 2.1.1(c). If such termination is at Borrower’s election or at Bank’s election due to the occurrence and continuance of an Event of Default, Borrower shall pay to Bank, in addition to the payment of any other expenses or fees then-owing, a termination fee in an amount equal to 2.0% of the Maximum Revolving Line if termination occurs on or before the first anniversary of the September 2010 Amendment Effective Date, and 1.0% of the Maximum Revolving Line if termination occurs after the first anniversary of the September 2010 Amendment Effective Date; provided that no termination fee shall be charged if the credit facility hereunder is replaced with a new facility from another division of Silicon Valley Bank.

2.11           Modified Transaction Report Submission.  Section 6.2(a)(i) of the Loan Agreement is hereby amended in its entirety to read as follows:

(i)    a Transaction Report weekly and at the time of each request for an Advance if Hard Credit Extensions outstanding are equal to or greater than $1,000,000; otherwise within thirty (30) days after the end of each month;

2.12           Modified Collection of Accounts.  The last sentence of Section 6.3(c) of the Loan Agreement that currently reads as follows:

All collections shall be applied against any outstanding Obligations (as provided for in Section 9.4 hereof); provided, however, if Borrower’s outstanding Hard Credit Extensions are less than $3,000,000 and no Default or Event of Default has occurred and is continuing, the collections will be placed in Borrower’s general operating account maintained with Bank.

is hereby amended in its entirety to read as follows:

All collections shall be applied against any outstanding Obligations (as provided for in Section 9.4 hereof); provided, however, if Borrower’s outstanding Hard Credit Extensions are less than $1,000,000 and no Default or Event of Default has occurred and is continuing, the collections will be placed in Borrower’s general operating account maintained with Bank.

2.13           Modified Tangible Net Worth Financial Covenant. Section 6.9(a) of the Loan Agreement is hereby amended in its entirety to read as follows:

(a)           Tangible Net Worth.  For the month ending November 30, 2011 and each month ending thereafter, a Tangible Net Worth of at least $2,500,000 (“Minimum Tangible Net Worth”) plus, 50% of all consideration received after the date hereof for equity securities and subordinated debt of the Borrower.  Increases in the Minimum Tangible Net Worth based on consideration received for equity securities and subordinated debt of the Borrower shall be effective as of the end of the month in which such consideration is received, and shall continue effective thereafter.

2.14           Modified Remedy Regarding Letters of Credit.  Section 9.1(c) of the Loan Agreement is hereby amended in its entirety to read as follows:

(c)           for any Letters of Credit, demand that Borrower (i) deposit cash with Bank in an amount equal to 105% of the Dollar Equivalent of the aggregate face amount of all Letters of Credit remaining undrawn (plus all interest, fees, and costs due or to become due in connection therewith (as estimated by Bank in its good faith business judgment)), to secure all of the Obligations relating to such Letters of Credit, as collateral security for the repayment of any future drawings under such Letters of Credit, and Borrower shall forthwith deposit and pay such amounts, and (ii) pay in advance all letter of credit fees scheduled to be paid or payable over the remaining term of any Letters of Credit;

2.15           Modified Survival Provision.  Section 12.8 of the Loan Agreement is hereby amended in its entirety to read as follows:

12.8           Survival.  All covenants, representations and warranties made in this Agreement continue in full force until this Agreement has terminated pursuant to its terms and all Obligations (other than inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) have been paid in full and satisfied.  Without limiting the foregoing, except as otherwise provided in Section 4.1, the grant of security interest by Borrower in Section 4.1 shall survive until the termination of all Bank Services Agreements.  The obligation of Borrower in Section 12.2 to indemnify Bank shall survive until the statute of limitation with respect to such claim or cause of action shall have run.

2.16           Modified Definition of Borrowing Base.  The definition of “Borrowing Base” set forth in Section 13.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

“Borrowing Base” is (a) 75% of Eligible Accounts, plus (b) 50% of Eligible Distributor Accounts which cannot exceed 50% of the Advances made pursuant to subclause (a) above, as determined by Bank from Borrower’s most recent Transaction Report; provided, however, that Bank may decrease the foregoing percentages in its good faith business judgment based on events, conditions, contingencies, or risks which, as determined by Bank, may adversely affect Collateral.

2.17           Modified Definition of EBITDA.  The definition of “EBITDA” set forth in Section 13.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

“EBITDA” shall mean (a) Net Income, plus (b) Interest Expense, plus (c) to the extend deducted in the calculation of Net Income, depreciation expense and amortization expense, plus (d) income tax expense plus (e) stock compensation expense.

2.18           Deletion of Definition of EBITDAS.  The definition of “EBITDAS” set forth in Section 13.1 of the Loan Agreement is hereby deleted.

2.19           Modified Definition of Hard Credit Extensions.  The definition of “Hard Credit Extensions” set forth in Section 13.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

“Hard Credit Extensions” means Credit Extensions other than Credit Extensions for Term Loans.

2.20           Added Definition of Reserves.  The definition of “Reserves” is hereby added to Section 13.1 of the Loan Agreement, in alphabetical order, and shall read as follows:

“Reserves” means, as of any date of determination, such amounts as Bank may from time to time establish and revise in its good faith business judgment, reducing the amount of Advances and other financial accommodations which would otherwise be available to Borrower (a) to reflect events, conditions, contingencies or risks which, as determined by Bank in its good faith business judgment, do or may adversely affect (i) the Collateral or any other property which is security for the Obligations or its value (including without limitation any increase in delinquencies of Accounts), (ii) the assets, business or prospects of Borrower or any Guarantor, or (iii) the security interests and other rights of Bank in the Collateral (including the enforceability, perfection and priority thereof); or (b) to reflect Bank's good faith belief that any collateral report or financial information furnished by or on behalf of Borrower or any Guarantor to Bank is or may have been incomplete, inaccurate or misleading in any material respect; or (c) in respect of any state of facts which Bank determines in good faith constitutes an Event of Default or may, with notice or passage of time or both, constitute an Event of Default.

2.21           Modified Definition of Revolving Line.  The definition of “Revolving Line” set forth in Section 13.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

“Revolving Line” is an Advance or Advances in an aggregate amount of up to the Maximum Revolving Line outstanding at any time.

2.22           Modified or Added Definitions Pertaining to Deletion of Letters of Credit Sublimit, Foreign Exchange Sublimit and Cash Management Services Sublimit.  The following definitions are hereby modified in, or added to, Section 13.1 of the Loan Agreement and shall read as follows:

“Availability Amount” is at any time (a) the lesser of (i) the Maximum Revolving Line or (ii) the amount available under the Borrowing Base minus (b) the outstanding principal balance of any Advances and minus (c) $500,000 established as a reserve with respect to the Term Loan.

“Bank Services” are any products, credit services, and/or financial accommodations previously, now, or hereafter provided to Borrower or any of its Subsidiaries by Bank or any Bank Affiliate, including, without limitation, any letters of credit, cash management services (including, without limitation, merchant services, direct deposit of payroll, business credit cards, and check cashing services), interest rate swap arrangements, and foreign exchange services as any such products or services may be identified in Bank’s various agreements related thereto (each, a “Bank Services Agreement”).

“Credit Extension” is any Advance or any other extension of credit by Bank for Borrower’s benefit.

“Dollar Equivalent” is, at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in a Foreign Currency, the equivalent amount therefor in Dollars as determined by Bank at such time on the basis of the then-prevailing rate of exchange in San Francisco, California, for sales of the Foreign Currency for transfer to the country issuing such Foreign Currency.

“FX Contract” is any foreign exchange contract by and between Borrower and Bank under which Borrower commits to purchase from or sell to Bank a specific amount of Foreign Currency on a specified date.

“Letter of Credit” is a standby or commercial letter of credit issued by Bank upon request of Borrower based upon an application, guarantee, indemnity, or similar agreement.

“Loan Documents” are, collectively, this Agreement, the Exim Agreement, the Perfection Certificate, the IP Agreement, the Subordination Agreement, if any, any Bank Services Agreement, any note, or notes or guaranties executed by Borrower or any Guarantor, and any other present or future agreement by Borrower or any Guarantor, on the one hand, and/or for the benefit of Bank, on the other hand, in connection with this Agreement, all as amended, restated, or otherwise modified.

“Obligations” are Borrower’s obligation to pay when due any debts, principal, interest, Bank Expenses, and other amounts Borrower owes Bank now or later, whether under this Agreement, the Loan Documents, or otherwise, including, without limitation, any interest, and other amounts, accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank, and the performance of Borrower’s duties under the Loan Documents.

2.23           Deleted Definitions Pertaining to Deletion of Letters of Credit Sublimit, Foreign Exchange Sublimit and Cash Management Services Sublimit.  The following defined terms, set forth in Section 13.1 of the Loan Agreement, are hereby deleted:

“Cash Management Services”

“Cash Management Services Sublimit”

“FX Business Day”

“FX Forward Contract”

“FX Reserve”

“Letter of Credit Application”

“Letter of Credit Reserve”

“Settlement Date”

2.24           Modified Exhibit E.  Exhibit E to the Loan Agreement is hereby amended in its entirety to read as set forth in Exhibit E attached hereto.

3.           Limitation of Amendments.

3.1           The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2           This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.           Representations and Warranties.  To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1           Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2           Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3           The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7           This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.           Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6.           Effectiveness.  This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) Borrower’s payment of an amendment fee in an amount equal to $5,000, and (c) Bank’s receipt of the executed Amendment to Loan and Security Agreement (Exim Program) by and between Bank and Borrower of even date herewith.  The date that this Amendment is deemed effective is referred to herein as the “January 2012 Amendment Effective Date.”

[Signature page follows.]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK	BORROWER
Silicon Valley Bank By:__________________________ Name:________________________ Title:_________________________	Lantronix, Inc. By: /s/ Jeremy Whitaker Name: Jeremy Whitaker Title: CFO

EXHIBIT E

COMPLIANCE CERTIFICATE

TO: SILICON VALLEY BANK FROM: LANTRONIX, INC.	Date: ___________________

The undersigned authorized officer of Lantronix, Inc. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.  Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with generally GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.  The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Annual Operating Budget and Financial Projections	Within 30 days after start of Fiscal Year	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
A/R & A/P Agings and Reconciliations	Monthly within 15 days	Yes No
Transaction Report	Weekly and with each request for an Advance if Hard Credit Extensions outstanding are > $1,000,000; otherwise, monthly within 30 days	Yes No

The following Intellectual Property was registered after the Effective Date (if no registrations, state “None”) ____________________________________________________________________________

Financial Covenant	Required	Actual	Complies

Maintain on a Monthly Basis:
Minimum Tangible Net Worth	$2,500,000 plus 50% of new equity and sub debt	$_______	Yes No

Performance Pricing		Applies

Applies only to the Revolving Line and only after Borrower achieves EBITDA greater than $1.00 for two consecutive fiscal quarters (commencing with the fiscal quarter ending September 30, 2011 or any fiscal quarter ending thereafter) and only if Borrower continues   to achieve EBITDA greater than $1.00 for each subsequent fiscal quarter)
Yes No
EBITDA < $1.00	Greater of (i) Prime + 1.00% or (ii) 5.00%	Yes No
EBITDA > $1.00	Greater of (i) Prime + 0.50% or (ii) 5.00%	Yes No

Applies only to the Term Loan and only after Borrower achieves EBITDA greater than $1.00 for two consecutive fiscal quarters (commencing with the fiscal quarter ending September 30, 2011 or any fiscal quarter ending thereafter) and only if Borrower continues   to achieve EBITDA greater than $1.00 for each subsequent fiscal quarter)
Yes No
EBITDA < $1.00	Prime + 3.00%	Yes No
EBITDA > $1.00	Prime + 1.50%	Yes No

The following financial covenant analysis and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above:  (If no exceptions exist, state “No exceptions to note.”)
_____________________________________________________________________________________________________
_____________________________________________________________________________________________________
_____________________________________________________________________________________________________
_____________________________________________________________________________________________________

LANTRONIX, INC. By:__________________________ Name:________________________ Title:_________________________
BANK USE ONLY

Received by: _____________________
authorized signer
Date:                    _________________________

Verified: ________________________
authorized signer
Date:                    _________________________

Compliance Status:                                         Yes     No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

Dated:           ____________________

Tangible Net Worth (Section 6.9(a))

Required Amount:	$2,500,000 plus 50% of consideration for equity securities and subordinated debt

Actual:

A.	Aggregate value of total assets of Borrower and its Subsidiaries	$
B.	Aggregate value of goodwill of Borrower and its Subsidiaries	$
C.	Aggregate value of intangible assets of Borrower and its Subsidiaries	$
D.	Aggregate value of investments of Borrower and its Subsidiaries consisting of minority investments in companies which investments are not publicly-traded	$
E.	Aggregate value of any reserves not already deducted from assets	$
F.
Aggregate value of liabilities of Borrower and its Subsidiaries (including all Indebtedness) and current portion of Subordinated Debt permitted by Bank to be paid by Borrower (but no other Subordinated Debt)
$
G.	Aggregate value of Indebtedness of Borrower subordinated to Borrower’s Indebtedness to Bank	$
H.	Tangible Net Worth (line A minus line B minus line C minus line D minus line E minus line F plus line G)	$

Is line H equal to or greater than Required Amount?

________  No, not in compliance                                                                             ________ Yes, in compliance

AMENDMENT
TO
LOAN AND SECURITY AGREEMENT
(EXIM PROGRAM)

THIS AMENDMENT to Loan and Security Agreement (Exim Program) (this “Amendment”) is entered into this __ day of January 2012 by and between Silicon Valley Bank (“Bank”) and Lantronix, Inc., a Delaware corporation (“Borrower”) whose address is 167 Technology Drive, Irvine, California  92618.

Recitals

A.           Bank and Borrower have entered into that certain Loan and Security Agreement (Exim Program) with an Effective Date of May 23, 2006 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).

B.           Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.           Borrower has requested that Bank further amend the Loan Agreement, as herein set forth, and Bank has agreed to the same, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth herein.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.           Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.           Amendments to Loan Agreement.

2.1           Modified Availability.  Section 2.1.1(a) of the Loan Agreement is hereby amended in its entirety to read as follows:

(a)           Availability.  Subject to the terms and conditions of this Agreement and to deduction of Reserves, Bank shall make Advances not exceeding the Availability Amount.  Amounts borrowed hereunder may be repaid and, prior to the Revolving Line Maturity Date, reborrowed, subject to the applicable terms and conditions precedent herein. Notwithstanding the foregoing, the amount of outstanding Advances under this Agreement and that certain Loan and Security Agreement between Borrower and Bank of approximate even date herewith shall not exceed $4,000,000 in the aggregate.

1

2.2           Modified Letters of Credit Sublimit.  Section 2.1.2 of the Loan Agreement is hereby amended in its entirety to read as follows:

2.1.2           Letters of Credit Sublimit.  [Omitted].

2.3           Modified Foreign Exchange Sublimit.  Section 2.1.3 of the Loan Agreement is hereby amended in its entirety to read as follows:

2.1.3           Foreign Exchange Sublimit.  [Omitted].

2.4           Modified Cash Management Services Sublimit.  Section 2.1.4 of the Loan Agreement is hereby amended in its entirety to read as follows:

2.1.4           Cash Management Services Sublimit.  [Omitted].

2.5           Modified Overall Aggregate Sublimit.  Section 2.1.5 of the Loan Agreement is hereby amended in its entirety to read as follows:

2.1.5           Overall Aggregate Sublimit.  [Omitted].

2.6           Modified Overadvances.  Section 2.2 of the Loan Agreement is hereby amended in its entirety to read as follows:

2.2           Overadvances.  If, at any time, the outstanding principal amount of any Advances exceeds the lesser of either the Maximum Revolving Line or the Borrowing Base (such excess being an “Overadvance”), Borrower shall immediately pay to Bank in cash such Overadvance.  Without limiting Borrower’s obligation to repay Bank any amount of the Overadvance, Borrower agrees to pay Bank interest on the outstanding amount of any Overadvance, on demand, at the Default Rate.

2.7           Modified Interest Rate.  Section 2.3(a) of the Loan Agreement is hereby amended in its entirety to read as follows:

(a)           Interest Rate.

(i)           Advances.  Subject to Section 2.3(b), the principal amount outstanding under the Revolving Line shall accrue interest at a per annum rate equal to the greater of 1.00% percentage points above the Prime Rate or 5.00%, which interest shall be payable monthly.

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2.8           Modified Letter of Credit Fees.  Section 2.4(b) of the Loan Agreement is hereby amended in its entirety to read as follows:

(b)           Letter of Credit Fee.  [Omitted]; and

2.9           Modified Grant of Security Interest.  Section 4.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

4.1           Grant of Security Interest.  Borrower hereby grants Bank, to secure the payment and performance in full of all of the Obligations, a continuing security interest in, and pledges to Bank, the Collateral, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof. Borrower represents, warrants, and covenants that the security interests granted herein are and shall at all times continue to be first priority perfected security interests in the Collateral (subject only to Permitted Liens that may have superior priority to Bank’s Lien under this Agreement).  If Borrower shall acquire a commercial tort claim, Borrower shall promptly notify Bank in a writing signed by Borrower of the general details thereof and grant to Bank in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to Bank.

Borrower acknowledges that it previously has entered, and/or may in the future enter, into Bank Services Agreements with Bank.  Regardless of the terms of any Bank Services Agreement, Borrower agrees that any amounts Borrower owes Bank thereunder shall be deemed to be Obligations hereunder and that it is the intent of Borrower and Bank to have all such Obligations secured by the first priority perfected security interest in the Collateral granted herein (subject only to Permitted Liens that may have superior priority to Bank’s Lien in this Agreement).

If this Agreement is terminated, Bank’s Lien in the Collateral shall continue until the Obligations (other than inchoate indemnity obligations) are satisfied in full, and at such time, Bank shall, at Borrower’s sole cost and expense, terminate its security interest in the Collateral and all rights therein shall revert to Borrower.  In the event (x) all Obligations (other than inchoate indemnity obligations), except for Bank Services, are satisfied in full, and (y) this Agreement is terminated, Bank shall terminate the security interest granted herein upon Borrower providing cash collateral acceptable to Bank in its good faith business judgment for Bank Services, if any.  In the event such Bank Services consist of outstanding Letters of Credit, Borrower shall provide to Bank cash collateral in an amount equal to 105% of the Dollar Equivalent of the face amount of all such Letters of Credit plus all interest, fees, and costs due or to become due in connection therewith (as estimated by Bank in its good faith business judgment), to secure all of the Obligations relating to such Letters of Credit.

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This Agreement may be terminated prior to the Revolving Maturity Date by Borrower, effective three (3) Business Days after written notice of termination is given to Bank or if Bank’s obligation to fund Credit Extensions terminates pursuant to the terms of Section 2.1.1(c). If such termination is at Borrower’s election or at Bank’s election due to the occurrence and continuance of an Event of Default, Borrower shall pay to Bank, in addition to the payment of any other expenses or fees then-owing, a termination fee in an amount equal to 2.0% of the Maximum Revolving Line if termination occurs on or before the first anniversary of the September 2010 Amendment Effective Date, and 1.0% of the Maximum Revolving Line if termination occurs after the first anniversary of the September 2010 Amendment Effective Date; provided that no termination fee shall be charged if the credit facility hereunder is replaced with a new facility from another division of Silicon Valley Bank.

2.10           Modified Transaction Report Submission.  Section 6.2(a)(i) of the Loan Agreement is hereby amended in its entirety to read as follows:

(i)
a Transaction Report weekly and at the time of each request for an Advance if Hard Credit Extensions outstanding are equal to or greater than $1,000,000; otherwise within thirty (30) days after the end of each month;

2.11           Modified Collection of Accounts.  The last sentence of Section 6.3(c) of the Loan Agreement that currently reads as follows:

All collections shall be applied against any outstanding Obligations (as provided for in Section 9.4 hereof); provided, however, if Borrower’s outstanding Hard Credit Extensions are less than $3,000,000 and no Default or Event of Default has occurred and is continuing, the collections will be placed in Borrower’s general operating account maintained with Bank.

is hereby amended in its entirety to read as follows:

All collections shall be applied against any outstanding Obligations (as provided for in Section 9.4 hereof); provided, however, if Borrower’s outstanding Hard Credit Extensions are less than $1,000,000 and no Default or Event of Default has occurred and is continuing, the collections will be placed in Borrower’s general operating account maintained with Bank.

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2.12           Modified Tangible Net Worth Financial Covenant. Section 6.9(a) of the Loan Agreement is hereby amended in its entirety to read as follows:

(a)           Tangible Net Worth.  For the month ending November 30, 2011 and each month ending thereafter, a Tangible Net Worth of at least $2,500,000 (“Minimum Tangible Net Worth”) plus, 50% of all consideration received after the date hereof for equity securities and subordinated debt of the Borrower.  Increases in the Minimum Tangible Net Worth based on consideration received for equity securities and subordinated debt of the Borrower shall be effective as of the end of the month in which such consideration is received, and shall continue effective thereafter.

2.13           Modified Remedy Regarding Letters of Credit.  Section 9.1(c) of the Loan Agreement is hereby amended in its entirety to read as follows:

(c)           for any Letters of Credit, demand that Borrower (i) deposit cash with Bank in an amount equal to 105% of the Dollar Equivalent of the aggregate face amount of all Letters of Credit remaining undrawn (plus all interest, fees, and costs due or to become due in connection therewith (as estimated by Bank in its good faith business judgment)), to secure all of the Obligations relating to such Letters of Credit, as collateral security for the repayment of any future drawings under such Letters of Credit, and Borrower shall forthwith deposit and pay such amounts, and (ii) pay in advance all letter of credit fees scheduled to be paid or payable over the remaining term of any Letters of Credit;

2.14           Modified Survival Provision.  Section 12.8 of the Loan Agreement is hereby amended in its entirety to read as follows:

12.8           Survival.  All covenants, representations and warranties made in this Agreement continue in full force until this Agreement has terminated pursuant to its terms and all Obligations (other than inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) have been paid in full and satisfied.  Without limiting the foregoing, except as otherwise provided in Section 4.1, the grant of security interest by Borrower in Section 4.1 shall survive until the termination of all Bank Services Agreements.  The obligation of Borrower in Section 12.2 to indemnify Bank shall survive until the statute of limitation with respect to such claim or cause of action shall have run.

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2.15           Modified Definition of Borrowing Base.  The definition of “Borrowing Base” set forth in Section 13.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

“Borrowing Base” is (a) 85% of Eligible Accounts, plus (b) 50% of Eligible Distributor Accounts which cannot exceed 50% of the Advances made pursuant to subclause (a) above, as determined by Bank from Borrower’s most recent Transaction Report; provided, however, that Bank may decrease the foregoing percentages in its good faith business judgment based on events, conditions, contingencies, or risks which, as determined by Bank, may adversely affect Collateral.

2.16           Deletion of Definition of EBITDAS.  The definition of “EBITDAS” set forth in Section 13.1 of the Loan Agreement is hereby deleted.

2.17           Modified Definition of Hard Credit Extensions.  The definition of “Hard Credit Extensions” set forth in Section 13.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

“Hard Credit Extensions” means Credit Extensions other than Credit Extensions for Term Loans.

2.18           Added Definition of Reserves.  The definition of “Reserves” is hereby added to Section 13.1 of the Loan Agreement, in alphabetical order, and shall read as follows:

“Reserves” means, as of any date of determination, such amounts as Bank may from time to time establish and revise in its good faith business judgment, reducing the amount of Advances and other financial accommodations which would otherwise be available to Borrower (a) to reflect events, conditions, contingencies or risks which, as determined by Bank in its good faith business judgment, do or may adversely affect (i) the Collateral or any other property which is security for the Obligations or its value (including without limitation any increase in delinquencies of Accounts), (ii) the assets, business or prospects of Borrower or any Guarantor, or (iii) the security interests and other rights of Bank in the Collateral (including the enforceability, perfection and priority thereof); or (b) to reflect Bank's good faith belief that any collateral report or financial information furnished by or on behalf of Borrower or any Guarantor to Bank is or may have been incomplete, inaccurate or misleading in any material respect; or (c) in respect of any state of facts which Bank determines in good faith constitutes an Event of Default or may, with notice or passage of time or both, constitute an Event of Default.

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2.19           Modified Definition of Revolving Line.  The definition of “Revolving Line” set forth in Section 13.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

“Revolving Line” is an Advance or Advances in an aggregate amount of up to the Maximum Revolving Line outstanding at any time.

2.20           Modified or Added Definitions Pertaining to Deletion of Letters of Credit Sublimit, Foreign Exchange Sublimit and Cash Management Services Sublimit.  The following definitions are hereby modified in, or added to, Section 13.1 of the Loan Agreement and shall read as follows:

“Availability Amount” is at any time (a) the lesser of (i) the Maximum Revolving Line or (ii) the amount available under the Borrowing Base minus (b) the outstanding principal balance of any Advances.

“Bank Services” are any products, credit services, and/or financial accommodations previously, now, or hereafter provided to Borrower or any of its Subsidiaries by Bank or any Bank Affiliate, including, without limitation, any letters of credit, cash management services (including, without limitation, merchant services, direct deposit of payroll, business credit cards, and check cashing services), interest rate swap arrangements, and foreign exchange services as any such products or services may be identified in Bank’s various agreements related thereto (each, a “Bank Services Agreement”).

“Credit Extension” is any Advance or any other extension of credit by Bank for Borrower’s benefit.

“Dollar Equivalent” is, at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in a Foreign Currency, the equivalent amount therefor in Dollars as determined by Bank at such time on the basis of the then-prevailing rate of exchange in San Francisco, California, for sales of the Foreign Currency for transfer to the country issuing such Foreign Currency.

“FX Contract” is any foreign exchange contract by and between Borrower and Bank under which Borrower commits to purchase from or sell to Bank a specific amount of Foreign Currency on a specified date.

“Letter of Credit” is a standby or commercial letter of credit issued by Bank upon request of Borrower based upon an application, guarantee, indemnity, or similar agreement.

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“Loan Documents” are, collectively, this Agreement, the Non-Exim Agreement, the Perfection Certificate, the IP Agreement, the Subordination Agreement, if any, any Bank Services Agreement, any note, or notes or guaranties executed by Borrower or any Guarantor, and any other present or future agreement by Borrower or any Guarantor, on the one hand, and/or for the benefit of Bank, on the other hand, in connection with this Agreement, all as amended, restated, or otherwise modified.

“Obligations” are Borrower’s obligation to pay when due any debts, principal, interest, Bank Expenses, and other amounts Borrower owes Bank now or later, whether under this Agreement, the Loan Documents, or otherwise, including, without limitation, any interest, and other amounts, accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank, and the performance of Borrower’s duties under the Loan Documents.

2.21           Deleted Definitions Pertaining to Deletion of Letters of Credit Sublimit, Foreign Exchange Sublimit and Cash Management Services Sublimit.  The following defined terms, set forth in Section 13.1 of the Loan Agreement, are hereby deleted:

“Cash Management Services”

“Cash Management Services Sublimit”

“FX Business Day”

“FX Forward Contract”

“FX Reserve”

“Letter of Credit Application”

“Letter of Credit Reserve”

“Settlement Date”

2.22           Modified Exhibit E.  Exhibit E to the Loan Agreement is hereby amended in its entirety to read as set forth in Exhibit E attached hereto.

3.           Limitation of Amendments.

3.1           The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2           This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

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4.           Representations and Warranties.  To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1           Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2           Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3           The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7           This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.           Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6.           Effectiveness.  This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) Bank’s receipt of the executed Amendment to Loan and Security Agreement by and between Bank and Borrower of even date herewith with respect to the non-Exim Loan and Security Agreement by and between Bank and Borrower and (c) Borrower’s payment of all fees required by Exim Bank. The date that this Amendment is deemed effective is referred to herein as the “January 2012 Amendment Effective Date.”

 [Signature page follows.]

--

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In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK	BORROWER
Silicon Valley Bank By:__________________________ Name:________________________ Title:_________________________	Lantronix, Inc. By: /s/ Jeremy Whitaker Name: Jeremy Whitaker Title: CFO

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EXHIBIT E

COMPLIANCE CERTIFICATE

TO: SILICON VALLEY BANK FROM: LANTRONIX, INC.	Date: ___________________

The undersigned authorized officer of Lantronix, Inc. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.  Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with generally GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.  The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Annual Operating Budget and Financial Projections	Within 30 days after start of Fiscal Year	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
A/R & A/P Agings and Reconciliations	Monthly within 15 days	Yes No
Transaction Report	Weekly and with each request for an Advance if Hard Credit Extensions outstanding are > $1,000,000; otherwise, monthly within 30 days	Yes No

The following Intellectual Property was registered after the Effective Date (if no registrations, state “None”) ____________________________________________________________________________

Financial Covenant	Required	Actual	Complies

Maintain on a Monthly Basis:
Minimum Tangible Net Worth	$2,500,000 plus 50% of new equity and sub debt	$_______	Yes No

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The following financial covenant analysis and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above:  (If no exceptions exist, state “No exceptions to note.”)

_____________________________________________________________________________________________________
_____________________________________________________________________________________________________
_____________________________________________________________________________________________________
_____________________________________________________________________________________________________

LANTRONIX, INC. By:__________________________ Name:________________________ Title:_________________________
BANK USE ONLY

Received by: _____________________
authorized signer
Date:                    _________________________

Verified: ________________________
authorized signer
Date:                    _________________________

Compliance Status:                                         Yes     No

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Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

Dated:           ____________________

Tangible Net Worth (Section 6.9(a))

Required Amount:	$2,500,000 plus 50% of consideration for equity securities and subordinated debt

Actual:

A.	Aggregate value of total assets of Borrower and its Subsidiaries	$
B.	Aggregate value of goodwill of Borrower and its Subsidiaries	$
C.	Aggregate value of intangible assets of Borrower and its Subsidiaries	$
D.	Aggregate value of investments of Borrower and its Subsidiaries consisting of minority investments in companies which investments are not publicly-traded	$
E.	Aggregate value of any reserves not already deducted from assets	$
F.
Aggregate value of liabilities of Borrower and its Subsidiaries (including all Indebtedness) and current portion of Subordinated Debt permitted by Bank to be paid by Borrower (but no other Subordinated Debt)
$
G.	Aggregate value of Indebtedness of Borrower subordinated to Borrower’s Indebtedness to Bank	$
H.	Tangible Net Worth (line A minus line B minus line C minus line D minus line E minus line F plus line G)	$

Is line H equal to or greater than Required Amount?

________  No, not in compliance                                                                             ________ Yes, in compliance

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